Exhibit 99.1

Regional Management Corp. ABS East Conference September 2018

Safe Harbor Statement This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Regional Management Corp.’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, which could cause actual results to differ materially from those contemplated by our forward-looking statements, including but not limited to the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with Regional Management’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including repayment risks and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; changes in interest rates; the risk that Regional Management’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by Regional Management; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in Regional Management’s markets and general changes in the economy (particularly in the markets served by Regional Management); changes in the competitive environment in which Regional Management operates or in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; risks related to our securitization and our ability to access the securitization market in the future; indemnification or repurchase obligations, under certain circumstances, to purchasers of finance receivables that we have sold or securitized; and risks and uncertainties related to our insurance operations. Such factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. We cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither Regional Management nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority.

Company Overview Consumer Finance Installment Lender 30 Years of Operating History Operating Subsidiaries in Each State Bricks-and-Clicks Model 340 Branches in 9 States as of June 30, 2018 Digital Servicing with Strategic Digital Lead Partnerships Headquartered in Greer, SC Operations in the Southeast, Southwest, and Mid-Atlantic Near-Prime to Non-Prime Customer Base Parent Company is a Delaware Corporation Initial Public Offering in 2012 Listed on NYSE s “RM”

Company Highlights Attractive Long-Term Market Opportunity Numerous Avenues for Additional Growth 13 Consecutive Quarters of Double-Digit Receivable Growth Deep Management Experience Stable Credit Performance Significantly Upgraded Infrastructure

Public Company Discipline and Transparency Full Transparency – Public SEC Filings and Disclosures Internal Controls – SOX controls in place since 2013 External Audits – RSM US LLP Internal Audit – Covers all corporate office functions and branch activities Compliance – 15-member team with Chief Compliance Officer reporting to the Board of Directors Enterprise Risk Management – Identifies and manages significant company risks Cybersecurity – Guided by National Institute of Standards and Technology (NIST) framework coupled with 3rd party assessments

Operating History RM Completes Portfolio System RM Founded Private RM Enters Reaches $500 RM Enters in South Equity Invests Migration and Oklahoma Million in Virginia Carolina in RM Size Closes on First Securitization 1987 2004 2007 2009 2011 2012 2013 2014 2015 2016 2017 2018 RM Operates RM Closes RM Enters GA RM Closes RM Closes New RM Enters in 5 States Initial Public and Private $75 Million $150 Million Texas (SC, TX, NC, Offering and Equity Exits Amortizing Warehouse TN, AL) Enters NM Ownership Loan Facility Facility

Management Team Board of Directors Peter Knitzer President and Chief Executive Officer John Schachtel Don Thomas Dan Taggart Jim Ryan Joseph Manavalan Ralph Warchol Brian Fisher Chief Operating Chief Financial Chief Risk Chief Marketing Chief Digital Chief Information General Counsel Officer Officer Officer Officer Officer Officer Catherine Atwood Chief Compliance Officer Bill Kerr Chief Audit Executive Accomplished team with extensive backgrounds in consumer finance

Deep Management Experience

REGIONAL MANAGEMENT

Peter Knitzer President and CEO	• 30+ years of consumer financial services experience • Spent 14 years at Citi in various senior roles, including Chairman & CEO of Citibank North America • Prior to joining Regional, was EVP and Head of Payments at CIBC, and President and Director at E*TRADE Bank
John Schachtel COO	• 30 years of consumer financial services experience • Prior to joining Regional, was Chief Operating Officer at OneMain Financial • Extensive operations experience at CitiFinancial (now OneMain)
Don Thomas CFO	• 30+ years of finance and accounting experience, CPA • Prior to joining Regional, was Chief Financial Officer at TMX Finance • Also spent 17 years at 7-Eleven, including service as Chief Accounting Officer, Controller, and acting CFO
Dan Taggart Chief Risk Officer	• 20+ years of financial services and credit experience • Prior to joining Regional, was SVP at Wingspan Portfolio Advisors, managing servicing and loss mitigation • Also spent 11 years at Citi, including service as SVP and Chief Credit Officer at CitiFinancial
Jim Ryan Chief Marketing Officer	• 20+ years of consumer financial services experience • Prior to joining Regional, was Chief Marketing Officer at OneMain Financial for 10 years • Also held additional senior positions at CitiFinancial, including SVP of Operations and Vice President of Credit Risk

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Strong Corporate Governance and Board of Directors Board of Directors (Non-Employee Directors) Al de Molina Chairman of RM’s Board of Directors Former CEO and COO of GMAC Former CFO of Bank of America Former CEO of Banc of America Securities Steve Freiberg Senior Advisor to The Boston Consulting Group Former CEO of E*TRADE Former Co-Chairman/CEO of Citigroup Global Consumer Group Mike Dunn Former CEO and Executive Chairman of RM Former Partner of Brysam Global Partners Former CFO of Citigroup Global Consumer Group Carlos Palomares President and CEO of SMC Resources Former SVP of Capital One Financial Corp. Former COO of Citibank Latin America Consumer Bank Maria Contreras-Sweet Former Administrator of U.S. Small Business Administration Founder of ProAmerica Bank Former Secretary of CA’s Business, Transportation and Housing Agency Roel Campos Partner at Hughes Hubbard & Reed LLP law firm Practices in securities regulation and corporate governance Former SEC Commissioner Jonathan Brown Senior Analyst with Basswood Capital Management, LLC Formerly at Sandelman Partners Formerly at Goldman Sachs

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with an ABL, warehouse facility, amortizing loan facility, and securitization Senior Revolver (ABL) ï,§ Size: $638 Million ï,§ Interest Type: Floating ï,§ Maturity: June 2020 ï,§ Lenders: Bank of America, Wells Fargo Bank, BMO Harris, First Tennessee, Texas Capital, Capital Bank, Synovus, Bank United ï,§ Collateral: Allows for the funding of Small, Large, Retail, and Auto Loans ï,§ Facility has been upsized and renewed multiple times over the last 30 years Warehouse Facility Size: Up to $150 Million Interest Type: Floating Maturity: February 2021 Administrative Agent: Wells Fargo Bank Structuring Agent: Credit Suisse Collateral: Allows for the funding of Large Loans Amortizing Loan Original Size: $75 Million Interest Type: Fixed Maturity: December 2024 Administrative Agent: Wells Fargo Securities Collateral: Allowed for the funding of Auto Loans Upsized the transaction by $38 Million in November 2017 RMIT 2018-1 Securitization Size: $150 Million Interest Type: Fixed Maturity: July 2027 Lenders: Qualified institutional investors Collateral: Allows for the funding of Large Loans

Historical Financial Performance Recent earnings growth driven by combination of volume-related revenue growth and more normalized credit losses Receivables and revenue have grown in parallel Net Income Total Revenue

Significant Market Opportunity to Help Underserved Population

- There are approximately **80 million** Americans that generally align with our customer base.
- We believe that the personal installment loan segment is an approximately **$60 billion** market opportunity.

$3.8 Trillion Consumer Finance Market (1)



Auto Loans 32%
Student Loans 36%
Personal Installment Loans 2%
Other 9%
Credit Cards 21%

Personal Installment Loans Account for ~$60 billion (2)

32% of US Population with FICO Between 550 & 700



800-850 20%
300-499 5%
500-549 7%
550-599 9%
600-649 10%
650-699 13%
700-749 17%
750-799 19%

* FICO™ Banking Analytics Blog © Fair Isaac Corporation (2016)

Competition

- Consolidation in consumer finance industry
- Numerous smaller competitors
- Strong expansion opportunities
- Well-positioned within regulatory landscape

Customers

- Considerable underserved addressable market
- Sustained credit need

Products

- Fit needs of customers
- Easy to understand
- Flexible
- Fully amortizing
- Based on credit underwriting and ability to repay

Delivery

- Centralized operations and relationship-driven model drive better portfolio performance
- Community-based network and expertise hard to replicate
- Testing online capabilities

(1) Sourced from Federal Reserve Bank of New York; 3Q 2017 Quarterly Report on Household Debt and Credit; excludes residential mortgage and home equity revolving credit
(2) Equifax US National Consumer Credit Trends Report; September 2017, sourced from December 2017 publication

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Regional Product Offerings Product diversity allows Regional to offer customers various products as credit needs change Products are easy for customers to understand and underwritten based on an ability to repay Small ï,§ Short-term cash needs Customer Needï,§ Bill payment ï,§ Back-to-school expensesï,§ Auto repair Range: $500 to $2,500 Size (a) Average: $1,810 Term (b) Up to 36 months Security Non-essential household goods Net Receivables (c) $384.7 million # of Loans (b) ~257,000 Large ï,§ Vacation expensesï,§ Loan consolidationï,§ Medical expenses Range: $2,501 to $20,000 Average: $5,050 18 to 60 months Title to a vehicle or non-essential household goods $392.1 million ~91,000 Retail ï,§ Home furnishingsï,§ Appliancesï,§ Televisions and electronics Range: Up to $7,500 Average: $1,980 6 to 48 months Purchased goods (e.g. furniture) $31.0 million ~22,000 (a) Represents the average origination loan size (new and renewal) for year ended June 30, 2018 (b) Fixed installment loans with equal monthly payments (c) Represents the net receivable balances at June 30, 2018

Multi-Channel Origination Platform

- Branches are the foundation of Regional's multi-channel strategy
- Mail campaigns attract ~100,000 new customers per year to Regional
- Continued expansion of digital channel / online lending capabilities to acquire customers

Branch Originated

YTD Origination Volume as of June 30, 2018

$202.9MM


REGIONAL
FINANCE

Small Branch Originated Loans
(341 branches as of March 31, 2018)

$190.8MM


REGIONAL
FINANCE

Large Branch Originated Loans
(341 branches as of March 31, 2018)

Non-Branch Originated

Retailers

$14.0MM



Furniture and Appliance Retailers
(Relationships with approx. 900 retailers)

Mail

$85.8MM



Convenience Check Loans

Web

Emerging



Digital Lead Generation / Partnership Affiliates

Regional Branch Network Supports All Origination Channels

Personal Relationships with Customers

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What Makes Regional Different? Convenience Checks and Small Loans provide a unique acquisition opportunity to convert Unique Acquisition highest credit worthy and good paying customers into larger personal loans Channel for Large Personal Loans Regional has a total portfolio customer base with more than 250,000 accounts of Small Loans that potentially qualify for Large Loans Cross-selling qualified Small Loan customers into Large Loans differentiates us from competitors with monoline product offerings Cross-Sell Strategy Allows us to review “on us” data before extending a larger loan Allows us to help customers by reviewing current debt obligations and offering Large Loan debt consolidations to those that qualify Benefits to Customers Large Loans allow the customer to move into a lower APR loan

Branch Network Overview Branch Overview – Hybrid Approach to Growth Multiple channels and products provide attractive market opportunities - Most loans are serviced and collected through branches - Migrating late-stage delinquency / collections to centralized collections group Many branches have significant capacity to increase the size of their portfolios Increasing de novo expansion in 2018 – 25-30 new branches Receivables Per Branch Geographic Footprint Receivables Per Branch Current States of Operation Attractive States for Expansion Expect to Enter MO & WI in 2018 Note: As of 06/30/18 Date of Entry: SC: 1987 TX: 2001 NC: 2004 TN: 2007 AL: 2009 OK: 2011 NM: 2012 GA: 2013 VA: 2015

Branch Network Staffing Structure Branch is generally staffed with 3-4 employees (Branch Manager, Assistant Manager, Account Executives) Approximately 1,571 square feet of leased space in high traffic areas like shopping malls and strip centers Branches are divided into districts and report into District Supervisors who report into State Vice Presidents Experienced State Vice Presidents on average have over 28 years industry experience Chief Operating Officer State Vice State Vice State Vice State Vice State Vice State Vice State Vice President – NC & President – AL & President – OK, President –President – SC President—TX President – VA TN GA NM, TX Midwest 8 Districts 7 Districts 7 Districts 7 Districts 9 Districts 3 Districts 68 Branches 58 Branches 54 Branches 60 Branches 84 Branches 17 Branches

Branch Oversight and Audits Risk-Based Yearly Required Audits by RM Training Internal Audit Program Department Monthly Branch Detailed Policy Self- and Procedure Assessments Manuals Detailed Incentive Supervisory Program Based Visits at Least 3 on Delinquency, Times per Year Profitability & by District Growth Supervisors

Loan Application Approval Process Customized auto decision engine used to determine if customer qualifies for product offerings Product offering is based on risk profile of customer and their ability to repay 28 36 Review of 72 49 Initial Customer Decision Financials Review Credit Custom Underwriting Credit / Exceptions Application Decision Home Underwriting Sent to Process Engine Office Process Home Office Credit Credit Final Decision Book New Loan Underwriting Decision Send to Branch

Robust Underwriting Standards Collateral Verifications All borrowers must provide Identity collateral Employment Secured by titled assets Income (hard secured) or personal property (soft secured) Credit Scoring Repayment Ability Diverse data attributes Debt to Income Calculation Review of credit bureau Minimum Annual Income information Requirement Implementation of custom Lend only against a portion scorecards in 2018 of gross income

Total Portfolio Growth Through Multiple Cycles Millions

Recent Portfolio Growth Driven by Large Loans Millions SMALL LARGE AUTO RETAIL

Large Loan Originations Millions * Data includes large loans with < = 36% APR only

Core Loan Portfolio Growth Driven by Large Loan Receivables Since adding large loans as a core product, large loan receivables have grown approximately 650%, from $46 million to $347 million, in less than three years (in millions) Ending Net Receivables of Core Loans % Increase 10.0% 32.6% 22.5% 21.7%

Large Loan Origination Metrics FICO Original Term WA FICO Weighted Average Original Term (in months) APR Original Loan Balance Weighted Average APR Average Original Balance * Data includes only large loans with < = 36% APR

RMIT 2018-1 Compared to Other Branch Based Lenders Collateral Overview Regional Lendmark OneMain Mariner RMIT 2018-1 LFT 2018-1 OMFIT 2018-2 MFIT 2017-B Current Balance ($mm) $168.541 $321.716 $380.625 $306.748 # of Loans 38,793 67,148 70,072 108,405 Average Current Principal Balance $4,344.62 $4,791.15 $5,431.92 $2,829.65 WA Coupon 29.92% 27.02% 27.61% 26.38% WA Remaining Term 36 42 42 33 WA Original Term 43 49 48 39 OT >60 months 0.00% 0.04% 0.21% 3.29% WA Seasoning 7 7 6 7 WA FICO (Origination) 636 622 625 632 Hard Secured 2.45% 43.58% 48.18% 31.86% Soft Secured 97.55% 45.36%—42.51% Unsecured—11.06% 51.82% 25.64% FICO Distribution (Origination) None: 0.0% None: 0.54% None: 0.79% < 500: 2.20% 300—540: 6.68% <= 540: 1.17% 500—549: 7.66% 300—549: 6.32% 541—580: 10.31% 541—580: 6.85% 550—599: 21.71% 550—599: 22.80% 581—620: 20.57% 581—620: 27.88% 600—649: 34.91% 600—649: 41.63% 621—680: 43.65% 621—660: 40.10% 650—699: 24.98% 650—699: 21.96% 681—700: 8.46% >= 661: 23.99% >= 700: 8.53% > 699: 6.76% >= 701: 9.54% Top 3 States TX (26.64%) NC (14.07%) IL (9.82%) NC (13.94%) NC (21.42%) GA (13.68%) IN (8.29%) MD (13.90%) SC (19.65%) VA (10.38%) CA (6.95%) PA (10.12%) * Based on statistical cutoff * Sourced from presales and offering memorandums

Large Loan Portfolio Historical Performance Gross Loss % 60+ Delinquency % * Data includes large loans with < = 36% APR only * Gross loss data excludes the benefit from non-file insurance

RMIT 2018-1 Performance Reinvestment Criteria Current Level Test Level Compliance Top Three States 69% 80% Yes Single State Originated (Top state) 26% 35% Yes Single State Originated (other than any Top 3 States) 9% 18% Yes Minimum Weighted Average Coupon 30% 24% Yes Weighted Average Remaining Term 34 45 Yes Original Term > 60 months 0% 5% Yes Payment Deferrals 3% 10% Yes FICO < 541 2% 8% Yes FICO < 581 9% 22% Yes FICO < 621 37% 55% Yes FICO < 661 77% 90% Yes Delinquency Percent 30-59 days 2.08% 60-89 days 1.38% 90-119 days 0.90% 120-149 days 0.68% 150-179 0.01% Total 5.06% * Data as of 8/31 Monthly Servicer Report

Servicing Overview Regional employs a hybrid strategy of localized collection efforts through the branches and centralized support for late stage collections In-Branch Servicing Centralized Collections Collection efforts primarily performed in the branches High-touch relationship allows branches to quickly anticipate and proactively resolve repayment problems Combination of electronic payments, cash, and checks Late stage co-collection support for the branches by centralized collectors located in the South Carolina office 100% electronic payments Bankruptcy and post-charge off collections handled centrally Qualifying charged-off accounts are sold to a third party debt buyer 2 to 3 months after charge off

Loss Mitigation / Borrower Assistance Tools Tools are designed to lower overall loss in the portfolio by helping qualified customers These programs are targeted toward helping customers navigate through short term cash flow issues Renewal Balance Only (Delinquent Renewal) Refinance of previous loan similar to a renewal, but no new cash extended to borrower Provides assistance to customers that experiencing short term financial hardships and cash flow issues Policy: Max of 1 per 6 months Deferral Utilized for customers with short term / temporary hardships Allows customer to defer their monthly payment which solves immediate cash flow concerns Policy: No more than 2 in a rolling 12 months. Generally a payment is required.

Company Highlights Attractive Long-Term Market Opportunity 13 Numerous Consecutive Avenues for Quarters of Additional Double-Digit Growth Receivable Growth Deep Significantly Management Upgraded Experience Infrastructure Stable Credit Performance